UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

The American Trust

Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2015

American Trust Allegiance Fund
April 2015

Dear Fellow Shareholders,

Over the course of the past year, a number of stock markets around the world – including those in the U.S., the U.K., Germany and India – have set new all-time highs as the world economy continues its return to normalcy a half dozen years since the financial crisis of 2008-2009.  We are pleased to report that the share price of the American Trust Allegiance Fund (the “Fund”) also hit a new all-time high in this period.  Notwithstanding recent highs, as we write this letter, the investment world is struggling with the full implications of a return to normalcy.  In particular, investors are anxious about higher interest rates, which the Federal Reserve Board (the “Fed”) has indicated it may encourage later in 2015.  In addition to reporting on performance, in this letter we discuss our outlook for stocks in this environment, and recent actions we have taken to position the Fund given this outlook.

PERFORMANCE DISCUSSION

For the fiscal year ended February 28, 2015, the Fund delivered a total return of 9.62%.  This was below the 15.51% gain recorded by the S&P 500® Index (“S&P 500”), for three main reasons:

1)
Healthcare showed the best sector performance of any industry group during this 12-month period.  The Fund does not invest in this area, and about a sixth of the underperformance directly relates to the relative performance of healthcare stocks versus the rest of the market.

2)
While the broader U.S. stock market was a standout last year, international stocks were laggards.  The Fund invests both directly and indirectly in companies which have a large presence in international markets, including emerging market countries, which hurt performance relative to the S&P 500 even as it reduced risk through broader diversification.

3)
Our GARP (Growth At a Reasonable Price) investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, did not fare as well during the recent period in which “momentum” stocks, such as the internet and biotechnology sectors, continued to outperform the broader market.

RECENT PORTFOLIO CHANGES

Faced with lagging performance at the end of last year, we made a number of changes to the Fund.  The table below shows sector weights for the S&P 500 at the end of October, 2014 as compared to the Fund (labeled ATAFX), and as compared to the revised sector weights (New ATAFX) which were implemented over the course of November and December 2014.

American Trust Allegiance Fund
Sector weights

	S&P 500	ATAFX	New ATAFX1
Consumer Discretionary	12.0%	13.3%	12.4%
Consumer Staples	9.4%	8.2%	18.6%
Energy	10.2%	10.2%	4.6%
Financials	16.2%	15.6%	19.3%
Healthcare	13.7%	—	—
Industrials	10.3%	15.4%	11.2%
Materials	3.5%	4.2%	0.0%
Technology	19.3%	24.8%	30.4%
Telecom	2.4%	3.0%	1.8%
Utilities	3.0%	5.3%	1.7%
			100.0%
1 New ATAFX weight as of 2/28/15

The largest change to the Fund was the increase in consumer staples, from 10.1% to 18.6%.  Consumer staples are a relatively defensive economic sector, and therefore an increase in this area should lessen the risk from an economic downturn, but stocks in this area are expensive in our opinion, and we had struggled to find value.  Our increased exposure was accomplished through an extensive effort to find peripheral and international companies in this area.  New companies added in consumer staples include those involved in food packaging, a major protein producer based in Brazil, and an international cable company.

Technology continues to be an attractive sector in our view, and accordingly we increased our exposure from 25.5% of the Fund to 30.4% versus the 19.6% weight of the S&P 500.  In addition to increasing our allocation here, we sold two underperforming stocks (data vendor, Acxiom Corporation and storage company, Teradata Corporation) and added new positions in semiconductors (Qorvo, Inc. and Skyworks Solutions, Inc.), cyber security (Verint Systems Inc.), lasers (IPG Photonics Corporation) and robotics (Fanuc America Corporation).

Our energy positions hurt our relative performance in 2014, and we moved to a 4.6% position at the end of the year versus almost twice that for the S&P 500.  We will look to reestablish a market weight in 2015 as we identify attractive securities in this area.

We made a number of other changes in both sector weights and individual securities beyond those described here.  We believe the net effect of these changes has been quite beneficial to the Fund’s relative performance versus the S&P 500.  This has been evident in calendar year-to-date performance.  Additionally, with the greater weighting in the relatively defensive consumer staples sector, we believe that we have lowered the risk characteristics of the Fund with these changes.

American Trust Allegiance Fund

INVESTMENT OUTLOOK

We have two classes of forecasters: those who don’t know – and those who don’t know they don’t know. — John Kenneth Galbraith

There are two kinds of people who lose money: those who know nothing and those who know everything. — Henry Kaufman

Humility in the investment business is an imperative.  As the pair of quotes above suggest, ill-preparedness, overconfidence and a lack of perspective can lead not only to poor forecasts, but also to poor investment results.  So it is always with some trepidation that we offer you our outlook for the financial markets.  We suggest that you read this investment outlook less for its predictions (for which we offer no guarantees) than for the thinking that stands behind them and the investment process that we utilize to position our portfolios in the face of uncertainty.

Foremost of the uncertainties currently weighing on the U.S. stock market is the prospect of higher interest rates.  Commentary from members of the Federal Reserve Board suggests a fair likelihood that the Fed will move to raise the effective rate of its Federal Funds interest rate (the rate at which depository institutions lend to each other, usually on an overnight basis, balances held at the Federal Reserve).  These rates have been managed to an annual interest rate range of zero to 0.25% since December 2008 – a range that is unprecedented both with respect to its low level and its duration.  The graph below shows the annualized yield for the Federal Funds effective rate and for 10-year U.S. Treasury bonds from 2000 through year-end 2014.

American Trust Allegiance Fund

There is a widespread belief that when the Federal Reserve Board ultimately does raise interest rates, there will be resulting trouble for the performance of the U.S. stock market.  History suggests that such fears are largely unfounded.  The chart below shows that since the inception of the S&P 500 in the late 1950s, there have been 14 instances in which the Federal Reserve Board has raised the Federal Funds rate.  In only two of these 14 periods did the S&P 500 suffer a negative total return.  In fact, as the data shows, in quite a few of these periods the stock market showed double-digit annualized returns.

Upon reflection, it is perhaps not totally surprising that stocks rise more often than not when the Federal Reserve Board is raising rates.  Historically, the Fed has acted to cool an economy in danger of overheating.  Such periods can often be strong environments for stocks.

	Total return	Annualized
Period of rising rates	of the S&P 500	return
Dec. 31, 2003 – July 04, 2007	46.9%	11.3%
June 02, 1999 – July 05, 2000	11.5	10.6
Dec. 08, 1993 – Apr. 05, 1995	15.8	11.8
Mar. 23, 1988 – Mar. 29, 1989	14.5	14.5
Oct. 08, 1986 – Sep. 30, 1987	43.4	48.1
June 19, 1985 – Dec. 04, 1985	14.1	48.4
Feb. 01, 1983 – Aug. 22, 1984	23.0	14.8
July 23, 1980 – June 10, 1981	20.7	22.8
Jan. 05, 1977 – May 01, 1980	12.2	3.5
Feb. 02, 1972 – July 03, 1974	-17.4	-7.6
Mar. 10, 1971 – Aug. 18, 1971	-5.2	-12.0
July 05, 1967 – Aug. 06, 1969	12.7	5.9
July 05, 1961 – Nov. 16, 1966	47.5	7.6
May 28, 1958 – Nov. 25, 1959	41.4	25.9

Source: The Wall Street Journal, Ibbotson, Ben Carlson

Of course, rising short-term interest rates are not the only factor influencing stock performance.  There are long-term interest rates to consider and a host of fundamental factors including:  the economy, geopolitical developments, inflation, and currency movements.  Lastly, there is valuation to consider.  Our view is that:

•
Long-term interest rates are not likely to move up this year, notwithstanding the Fed’s potential hike in short-term rates.  Our confidence here is underpinned by the stunningly low long-term interest rates in many other developed economies.  To wit, government interest rates are actually negative in a number of European countries and Japan.  This means, paradoxically, that not only do investors receive zero interest, but they actually pay for the privilege of having their money borrowed by treasury departments.

American Trust Allegiance Fund

•
The strength of the U.S. economy, a relative standout on the global scene, should help pull up the rest of the world in combination with determined effort by central banks in Europe, Japan and now China, to stave off further economic weakness.

•	Notwithstanding challenges in the Ukraine, the Middle East and the South China Sea, we expect the world to remain relatively peaceful over the course of the year.
•	Inflation is expected to be at low levels.
•
Dollar strength is expected to be a challenge for U.S. companies reporting earnings from overseas subsidiaries, but this may not have a meaningful impact on the valuation of these companies’ shares owing to the transient nature of currency effects.

•
While valuation for U.S. stocks, as measured by the S&P 500 price to earnings ratio, currently is a bit high (16.8x consensus 2015 earnings), we believe that earnings growth of 8% in calendar 2015, together with a current S&P 500 dividend yield of 2%, are a relatively attractive backdrop for stocks even if the multiple were to contract slightly from current levels.

SHAREHOLDER COMMUNICATIONS

Last year in our annual letter we told you that two of the tenets of our mutual fund management approach are transparency and client focus.  Fundamental to both are communication.  To that end, in addition to the new website we launched last year, we have now added a quarterly Fund factsheet which we believe will aid both new and current investors in the Fund in their understanding of the Fund’s performance, holdings and overall investment philosophy.  Please take a look – you will find it on our website:  www.allegiancefund.com.  You may also sign up there to receive it in your inbox.

The second aspect of communication that is vital is listening to your concerns and suggestions.  Very few fund managers invite shareholders to call them directly, but we do!  Please do call us if you have questions about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

American Trust Allegiance Fund

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you and we look forward to sharing with you the good things that we expect for 2015 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  It is not possible to invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; the price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

Earnings growth is not a measure of the Fund’s future performance.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2015

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	9.62%	12.62%	6.86%
S&P 500® Index	15.51%	16.18%	7.99%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2015 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/14 – 2/28/15).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2015 (Unaudited), Continued

help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/14	2/28/15	9/1/14 – 2/28/15*
Actual	$1,000.00	$1,010.40	$7.23
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2015

Shares	COMMON STOCKS: 94.34%	Value
	Administrative Support and Services: 2.98%
607	Priceline.com, Inc.*	$751,150

	Animal Production and Aquaculture: 0.88%
25,560	JBS SA - ADR	222,372

	Apparel Manufacturing: 7.12%
28,120	Burberry Group PLC - ADR	811,262
12,860	VF Corp.	985,848
		1,797,110
	Broadcasting (except Internet): 3.03%
12,890	Comcast Corp. - Class A	765,408

	Chemical Manufacturing: 5.76%
3,420	Colgate-Palmolive Co.	242,204
5,470	Praxair, Inc.	699,613
7,160	Tupperware Brands Corp.	511,224
		1,453,041
	Computer and Electronic
	Product Manufacturing: 14.92%
6,115	Apple, Inc.	785,533
23,420	EMC Corp.	677,775
6,570	IPG Photonics Corp.*	630,063
4,200	Qorvo, Inc.*	291,480
9,950	Qualcomm, Inc.	721,475
7,510	Skyworks Solutions, Inc.	659,003
		3,765,329
	Construction of Buildings: 2.14%
10,760	Lennar Corp. - Class A	540,260

	Couriers and Messengers: 1.81%
2,580	FedEx Corp.	456,608

	Credit Intermediation and
	Related Activities: 1.75%
7,250	Discover Financial Services	442,105

	Electrical Equipment, Appliance,
	and Component: 2.18%
2,600	Whirlpool Corp.	551,070

	Food Manufacturing: 4.50%
5,361	Gruma, S.A.B. de C.V. - ADR	265,477
5,980	Mondelez International, Inc. - Class A	220,871

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

Shares		Value
	Food Manufacturing: 4.50% (Continued)
13,140	Post Holdings, Inc.*	$650,167
		1,136,515
	Insurance Carriers and
	Related Activities: 9.86%
6,420	Berkshire Hathaway, Inc. - Class B*	946,372
17,040	MetLife, Inc.	866,143
13,240	Principal Financial Group, Inc.	677,491
		2,490,006
	Leather and Allied
	Product Manufacturing: 0.93%
2,410	Nike, Inc. - Class B	234,059

	Machinery Manufacturing: 6.06%
10,340	Applied Materials, Inc.	259,017
3,260	Cummins, Inc.	463,670
25,230	FANUC Corp. - ADR	805,846
		1,528,533
	Nonstore Retailers: 1.95%
8,510	eBay, Inc.*	492,814

	Oil and Gas Extraction: 2.94%
9,470	Phillips 66	743,016

	Other Information Services: 7.89%
640	Google, Inc. - Class A*	360,083
660	Google, Inc. - Class C*	368,544
14,700	Liberty Global PLC - Class A*#	794,682
19,110	Vipshop Holdings Ltd. - ADR*	467,240
		1,990,549
	Paper Manufacturing: 1.17%
19,550	Graphic Packaging Holding Co.*	295,010

	Pipeline Transportation: 1.64%
8,460	The Williams Companies, Inc.	414,878

	Professional, Scientific &
	Technical Services: 0.96%
4,000	Verint Systems, Inc.*	243,500

	Real Estate: 4.35%
43,470	Forest City Enterprises, Inc. - Class A*	1,097,617

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

Shares		Value
	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities: 2.84%
14,110	Lazard Ltd. - Class A*#	$717,917

	Support Activities for Mining: 1.64%
4,920	Schlumberger Ltd.#	414,067

	Telecommunications: 1.82%
4,640	American Tower Corp.	460,010

	Transportation Equipment
	Manufacturing: 3.22%
6,960	WABCO Holdings, Inc.*	813,137
	TOTAL COMMON STOCKS (Cost $18,583,895)	23,816,081

	EXCHANGE-TRADED FUNDS: 2.47%
27,050	PowerShares DB Agriculture Fund*	624,043
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $701,001)	624,043

	REITS: 0.96%
	Real Estate: 0.96%
7,096	CBRE Group, Inc. - Class A*	243,109
	TOTAL REITS (Cost $100,123)	243,109

	SHORT-TERM INVESTMENTS: 2.39%
603,459	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	603,459
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $603,459)	603,459
	Total Investments in Securities
	(Cost $19,988,478): 100.16%	25,286,692
	Liabilities in Excess of Other Assets: (0.16)%	(40,596)
	Net Assets: 100.00%	$25,246,096

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 28, 2015.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2015

ASSETS
Investments in securities, at value (cost $19,988,478)	$25,286,692
Receivables:
Dividends and interest	20,342
Dividend tax reclaim	4,343
Prepaid expenses	10,362
Total assets	25,321,739

LIABILITIES
Payables:
Due to advisor	11,578
Administration fees	11,731
Audit fees	18,593
Transfer agent fees and expenses	11,085
Fund accounting fees	7,107
Legal fees	1,150
Custody fees	186
Shareholder reporting	10,437
Chief Compliance Officer fee	2,803
Accrued other expenses	973
Total liabilities	75,643

NET ASSETS	$25,246,096
Net asset value, offering and redemption price
per share [$25,246,096/ 891,616 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$28.31

COMPONENTS OF NET ASSETS
Paid-in capital	$19,061,169
Undistributed net investment loss	(24,215)
Accumulated net realized gain on investments	910,928
Net unrealized appreciation on investments	5,298,214
Net assets	$25,246,096

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2015

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $7,093)	$357,773
Interest	75
Total income	357,848
Expenses
Advisory fees (Note 4)	230,690
Administration fees (Note 4)	48,566
Transfer agent fees and expenses (Note 4)	44,753
Fund accounting fees (Note 4)	28,179
Registration fees	18,733
Audit fees	18,594
Legal fees	9,449
Chief Compliance Officer fee (Note 4)	8,969
Trustee fees	8,534
Reports to shareholders	8,194
Custody fees (Note 4)	4,068
Miscellaneous expense	3,576
Insurance expense	2,333
Total expenses	434,638
Less: advisory fee waiver (Note 4)	(82,532)
Net expenses	352,106
Net investment income	5,742

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,613,894
Net change in unrealized
appreciation on investments	617,688
Net realized and unrealized
gain on investments	2,231,582
Net increase in net assets
resulting from operations	$2,237,324

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,742	$29,594
Net realized gain on investments	1,613,894	2,307,149
Net change in unrealized
appreciation on investments	617,688	1,464,405
Net increase in net assets
resulting from operations	2,237,324	3,801,148
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(28,868)	(58,719)
From net realized gain on investments	(853,817)	(726,667)
Total distributions	(882,685)	(785,386)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,035,190	161,390
Total increase in net assets	2,389,829	3,177,152
NET ASSETS
Beginning of year	22,856,267	19,679,115
End of year	$25,246,096	$22,856,267
Includes undistributed net
investment loss of	$(24,215)	$(7,893)

(a)A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2015		February 28, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	81,550	$2,229,399	92,482	$2,332,847
Shares issued in
reinvestment of
distributions	27,019	691,691	23,714	613,954
Shares redeemed	(68,212)	(1,885,900)	(111,120)	(2,785,411)
Net increase	40,357	$1,035,190	5,076	$161,390

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

			Year Ended
	2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
Net asset value,
beginning of year	$26.85	$23.26	$21.55	$20.47	$16.90

Income from
investment operations:
Net investment income	0.01	0.04	0.02	0.04	0.04
Net realized and
unrealized gain
on investments	2.46	4.49	1.71	1.07	3.55
Total from
investment operations	2.47	4.53	1.73	1.11	3.59
Less distributions:
From net
investment income	(0.03)	(0.07)	(0.02)	(0.03)	(0.02)
From net realized
gain on investments	(0.98)	(0.87)	—	—	—
Total distributions	(1.01)	(0.94)	(0.02)	(0.03)	(0.02)
Net asset value, end of year	$28.31	$26.85	$23.26	$21.55	$20.47
Total return	9.62%	19.64%	8.04%	5.44%	21.25%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$25,246	$22,856	$19,679	$17,754	$17,545
Ratio of expenses to
average net assets:
Before fee waiver	1.79%	1.88%	1.94%	2.04%	2.13%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.32)%	(0.29)%	(0.40)%	(0.39)%	(0.44)%
After fee waiver	0.02%	0.14%	0.09%	0.20%	0.24%
Portfolio turnover rate	50.95%	48.03%	50.66%	48.59%	76.63%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust, (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 – 2014, or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 28, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)
$6,804	$(6,804)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2015:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$751,150	$—	$—	$751,150
Agriculture, Forestry,
Fishing, and Hunting	222,372	—	—	222,372
Construction	540,260	—	—	540,260
Finance and Insurance	3,650,028	—	—	3,650,028
Information	2,755,957	—	—	2,755,957
Manufacturing	11,573,804	—	—	11,573,804
Mining	1,157,083	—	—	1,157,083
Professional, Scientific,
and Technical Services	243,500	—	—	243,500
Real Estate, Rental,
and Leasing	1,557,627	—	—	1,557,627
Retail Trade	492,814	—	—	492,814
Transportation and
Warehousing	871,486	—	—	871,486
Total Common Stocks	23,816,081	—	—	23,816,081
Exchange-Traded Funds	624,043	—	—	624,043
REITS	243,109	—	—	243,109
Short-Term Investments	603,459	—	—	603,459
Total Investments
in Securities	$25,286,692	$—	$—	$25,286,692

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at February 28, 2015, the end of the reporting period. The Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 28, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2015, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2015, the Fund incurred $230,690 in advisory fees.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2015, the Advisor reduced its fees in the amount of $82,532; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $262,012 at February 28, 2015.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2016	$ 88,144
2017	91,336
2018	82,532
$262,012
U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

For the year ended February 28, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$48,566
Fund Accounting	28,179
Transfer Agency (a)	24,275
Chief Compliance Officer	8,969
Custody	4,068
(a) Does not include out-of-pocket expenses

At February 28, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$11,731
Fund Accounting	7,107
Transfer Agency (a)	6,067
Chief Compliance Officer	2,803
Custody	186
(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,118,883 and $12,035,879, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2015, the Fund did not draw upon the line of credit.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the years ended February 28, 2015 and February 28, 2014 was as follows:

	February 28, 2015	February 28, 2014
Ordinary income	$ 37,864	$ 54,284
Long-term capital gains	844,821	731,102

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$19,988,478
Gross tax unrealized appreciation	5,434,892
Gross tax unrealized depreciation	(136,678)
Net tax unrealized appreciation (a)	5,298,214
Undistributed ordinary income	79,554
Undistributed long-term capital gain	831,374
Total distributable earnings	910,928
Other accumulated gains/(losses)	(24,215)
Total accumulated earnings/(losses)	$6,184,927

(a) The book-basis and tax-basis net unrealized appreciation is the same.

At February 28, 2015, the Fund deferred, on a tax basis, post-October late-year losses of $24,215.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 29, 2015

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2015 (Unaudited)

For the year ended February 28, 2015, the American Trust Allegiance Fund designated $37,864 and $844,821 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended February 28, 2015, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the American Trust Allegiance Fund was 23.76%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the American Trust Allegiance Fund was 0.02%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,	1	Trustee,
(age 68)		term	Alpha Gamma		Advisors
615 E. Michigan Street		since	Delta Housing		Series Trust
Milwaukee, WI 53202		March	Corporation		(for series not
		2014.	(collegiate		affiliated with
			housing		the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and		1999 to 2012,
			Chair (2000 to		New Covenant
			2012), New		Mutual Funds.
Covenant
Mutual Funds
(1999-2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee,
(age 78)		term	former		Advisors
615 E. Michigan Street		since	Financial		Series Trust
Milwaukee, WI 53202		February	Consultant		(for series not
		1997.	and former		affiliated with
			Executive Vice		the Fund);
			President and		Trustee, The
			Chief Operating		Forward
			Officer of ICI		Funds (33
			Mutual Insurance		portfolios).
Company (until
January 1997).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

George J. Rebhan	Trustee	Indefinite	Retired;	1	Trustee,
(age 80)		term	formerly		Advisors
615 E. Michigan Street		since	President,		Series Trust
Milwaukee, WI 53202		May	Hotchkis and		(for series not
		2002.	Wiley Funds		affiliated with
			(mutual funds)		the Fund);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired;	1	Trustee,
(age 75)		term	formerly		Advisors
615 E. Michigan Street		since	Senior Vice		Series Trust
Milwaukee, WI 53202		February	President,		(for series not
		1997.	Federal Home		affiliated with
			Loan Bank of		the Fund).
San Francisco.

Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President,	1	Trustee,
(age 67)	Trustee	term	CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services, LLC		(for series not
		2008.	(May 1991 to		affiliated with
			present).		the Fund).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 67)	and Chief	term	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 53)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 57)	President,	term	Fund Services, LLC (February 2008
615 E. Michigan Street	Chief	since	to present).
Milwaukee, WI 53202	Compliance	September
	Officer	2009.
and AML
Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel,
(age 44)		term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(November 2013 to present);
Milwaukee, WI 53202		January	Assistant General Counsel and
		2015.	Assistant Secretary, The Northwestern
Mutual Life Insurance Company
(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) for another annual term, for the American Trust Allegiance Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2014 on both an absolute basis, and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was slightly below the peer group median and slightly above the peer group average for the one-year and ten-year periods, below the peer group median and average for the three-year and five-year periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for all relevant periods.

The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus that are generally stricter than employed by many of its competitors and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and information regarding advisory fees for separate accounts invested in the Fund, as well as all expense waivers and reimbursements.  The Board noted that the Advisor did not manage any other accounts with a similar strategy.  The Board found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its separate account clients, and to the extent fees charged to the Fund were higher than for separate accounts of similar size, it was largely a reflection of the nature of the separate account client and the greater costs to the Advisor of managing the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were each significantly above the peer group median and average both within the broader universe of peers and when the Fund’s peer group was

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were marginally above the peer group median and average and slightly below the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  As a result, the Trustees noted that the Fund’s expenses and net advisory fee were not unreasonable when compared to its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.  The Board also took into account the Advisor’s significant marketing efforts to increase Fund assets.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars,” although the Advisor does receive research from a broker that is available to any client with an account at such broker.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/15	FYE 2/28/14
Audit Fees	$15,400	$14,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/15	FYE 2/28/14
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/15	FYE 2/28/14
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                     /s/ Douglas G. Hess__
Douglas G. Hess, President

Date     5/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                     /s/ Douglas G. Hess_ _
Douglas G. Hess, President

Date     5/6/15

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date      5/6/15

* Print the name and title of each signing officer under his or her signature.